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                                                                   EXHIBIT 10.11

STATE OF GEORGIA

COUNTY OF WALKER

    THIS AGREEMENT made as of the 1st day of June, 1998, by and between INTERMARK USA, INC., as Landlord (hereinafter referred to as "Landlord"), and Aladdin Manufacturing Corporation having an address of 106 JOHN BANKSON DR. SUMMERVILLE, as Tenant (hereinafter referred to as "Tenant"). GEORGIA 30747


                             W I T N E S S E T H:
                             --------------------

    WHEREAS, Landlord and Tenant heretofore entered into a Commercial Lease Contract (the "Lease") respecting certain premises together with the building thereon located in Kensington, Walker County, Georgia, and being more particularly described in the Lease; and

    Paragraph 1 Leased property
    ---------------------------

        1. The Landlord, for and in consideration of the rents, covenants, agreements and stipulations hereinafter mentioned, provided for and contained, to be paid, kept and performed by the Tenant, has leased and rented, and by these presents leases and rents, unto the said Tenant, and said Tenant hereby leases and takes upon the terms and conditions which hereinafter appear, the following described property (hereinafter called "Premises"), to wit:

             (a) From the period of June l, 1999 through May 31, 2000, 136,020
                 ----------------------------------------------------
        square feet located in the old Archer plant, (known as Sections A-4, A-5 and A-6)); and

             141,464 square feet located in the old Archer plant (known as Sections B-4)

    and being known as Highway 341, Kensington, Georgia. No easement for light or air is included in the Premises.

    Paragraph 2 Rental and Period of Lease
    --------------------------------------

    Tenant agrees to pay Landlord an annual rental in the amount of $225,000, which shall be paid, commencing promptly on June 1, 1999, and on the first day of each month thereafter in advance during the term of this Lease, in equal monthly installments of $18,500. Rent shall be on a pro rata basis for square footage described in paragraph 1.

    Paragraph 3 Default
    -------------------

    It is mutually agreed that in the event the Tenant shall default in the payment of rent herein reserved, when due, and fails to cure said default within ten (10) days after written notice hereof from the Landlord; or if the Tenant shall be in default in performing any of the terms or provisions of the lease other than the provision requiring the payment of rent, and fails to cure such default within thirty (30) days after the written notice of default from the landlord; or if the Tenant is
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adjudicated bankrupt or if a permanent receiver is appointed for the Tenant's property and such receiver is not removed within sixty (60) days after written notice from the Landlord to Tenant to obtain such removal; or if, whether voluntary or involuntary, Tenant takes advantage of any debtor relief proceedings under any present or future law, whereby the rent or any part thereof is, is proposed to be, reduced or payment thereof deferred; or if the Tenant makes an assignment for benefit of creditors; or if the Tenant's property or any part thereof should be levied upon or attached under process against Tenant and not satisfied or dissolved within thirty (30) days after written notice from Landlord to Tenant to obtain satisfaction thereof; then, in any said events, Landlord at his option, may at once, or within six (6) months thereafter (but only during continuance of such default or condition), terminate this lease by written notification to the Tenant; where upon this lease shall end. After an authorized assignment or subletting of the entire premises covered by this lease, the occurring of any of the foregoing defaults or events shall affect this lease only if caused by, or happening to the assignee or sub-tenant. Any notice provide in this paragraph may be given by Landlord, or Agent herein named. Upon such termination by Landlord, Tenant will at once surrender possession of the premises to Landlord and remove all Tenant's property therefrom; and Landlord may forewith re-enter the premises and repossess himself hereof, and remove all property therefrom, using such force as may be necessary without being guilty of trespass, forcible entry to detainer or other tort, or the violation or any of the terms of this lease.

Paragraph 4 Reletting by Landlord
---------------------------------

Landlord as Tenant's agent, without termination of this lease, upon Tenant's breaching any of the terms of this contract, may at the Landlord's option, enter upon and rent said premises at the best price obtainable by reasonable effort without advertisement or private negotiations and for any term Landlord deems proper. Tenant shall be liable to Landlord for the deficiency, if any, between Tenant's rent hereunder and the price obtained by Landlord on re-letting. In case this lease is terminated and/or Tenant is dispossessed from the Premises on account of Tenant's default hereunder, Landlord agrees to use good-faith, commercially reasonable efforts to re-let same and to otherwise mitigate damages.

Paragraph 5 Collection by an attorney
-------------------------------------

If any rent owing under this lease is collected by or through an attorney at law, Tenant agrees to pay ten (10%) percent thereof as attorney's fees. Tenant waives all right to homestead and exemptions which he or any member of his family or other person may have under any law as against any obligations arising under this lease, and Tenant hereby assigns to Landlord his homestead and exemption.

Paragraph 6 Subletting by Tenant
--------------------------------

Tenant may sublease portions of the leased premises to others provided that such operation is in part of the general operation of the Tenant and under the supervision and control of the Tenant, and provided that such operation is within the purposes for which said premises shall be used. Except as provided in the preceding sentence, Tenant shall not, without the written consent of the Landlord, assign the lease or any interest hereunder, or sublet premises or any part thereof, or permit the use of premises by any party other than the Tenant, any assignee of the Tenant, at option of Landlord, shall become directly liable to Landlord for all obligations of Tenant hereunder, but no sublease or assignment by Tenant shall relieve Tenant of any liability hereunder.

Paragraph 6 Signs
-----------------
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Tenant shall paint no signs on the outside walls or place any signs on the roof of the leased premises except with the written consent of Landlord. Any and all signs placed on or within the leased premises by the Tenant shall be maintained in compliance with the rules and regulations governing such signs and the Tenant shall be responsible to Landlord for any damage caused by installation, use or maintenance of said signs, and Tenant agrees, upon removal of said signs, to repair damage incident to such removal.

Paragraph 7 Control & responsibility
------------------------------------

Landlord gives Tenant exclusive control of the premises, and shall be under no obligation to inspect said premises. Tenant shall at once report in writing to landlord any defective condition known to him which Landlord is required to repair, and failure to so report such defect shall make the Tenant responsibility to the Landlord for any liability incurred by Landlord by reason of such defect. If such defect shall result in a leak or other condition needing attention in the roof, Landlord upon receipt of written notice from Tenant shall within 5 working days reasonable promptness have made the necessary repairs. Should Landlord fail to make such repairs with reasonable promptness, Tenant is authorized to have the necessary repairs made and deduct the costs from the next rental payment due hereunder. Landlord shall not be liable, under any circumstances, for damage by water, or otherwise, by reason of the failure of the building to protect persons property, nor shall Landlord be liable for damages by reason of flood water the basement, or otherwise.

Paragraph 8 Delivery at expiration
----------------------------------

Tenant will deliver said premises at the expiration of this lease in as good order and repair as when first received, natural wear and tear and fire and other casualty loss excepted. Tenant shall have the right, within the term of the lease, if not in default thereunder, to remove all furniture or trade fixtures that have been installed by Tenant, but Tenant will repair, at or before the end of the term, all injury done by the installation or removal of furniture and property.

Paragraph 9 Changes in premises
-------------------------------

Tenant is to make no change of any substantial or permanent nature in the above named premises, including painting of outside walls without first obtaining written consent from said Landlord.

Paragraph 10 Improvements by Tenant
-----------------------------------

Any improvements, repairs, betterment's or additions placed on the premises by the Tenant, shall not be a charge against the Landlord or the property.

Paragraph 11 Ordinances
-----------------------

Tenant agrees to comply with all rules, orders, ordinances and regulations of the City, County and State in which the property is located, in any and all of their departments.

Paragraph 12 Carding
--------------------

Landlord has the privilege of carding the premises for rent or for sale at any time within ninety (90) days previous to the expiration of this lease, and may at any time exhibit said premises during reasonable hours with notification in writing to Tenant.

Paragraph 13 Use of premises
----------------------------

Premises shall be used as general warehouse. No wines, beer, whiskeys, liquors or intoxicating beverages of any kind shall be kept on, sold or delivered on said premises.
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Paragraph 14 Hold over
----------------------

This lease, under no circumstances, shall extend beyond the timer herein provided; and in the event that Tenant remains in the property after the expiration date of the term herein, with or without payment of rent, this shall not automatically extend the lease but he shall be as a tenant at will, and subject to the terms and conditions of the original lease.

Paragraph 15 Light & easement
-----------------------------

Nothing herein contained shall be construed to confer upon Tenant easement to light or air.

Paragraph 16 Right of use only
------------------------------

This contract shall create the relationship of Landlord and Tenant between the parties hereto. No estate shall pass out of Landlord. Tenant has only a usufruct, not subject to levy and sale, and not assignable by Tenant except by Landlord's consent.

Paragraph 17
------------

All rights, powers and privileges conferred hereunder upon parties hereto shall be cumulative but not restrictive to those given by law.

Paragraph 18 Non waiver of rights
---------------------------------

No failure of Landlord to exercise any power given landlord hereunder, or to insist upon strict compliance by Tenant with his obligations hereunder, and no custom or practice of the parties at variance with the terms hereof shall construe a waiver of Landlord's right to demand exact compliance with terms hereof.

Paragraph 19
------------

Time is of the essence of this agreement.

Paragraph 20 Definition of parties
----------------------------------

"Landlord" as used in this lease, shall also include his heirs, representatives, assigns and successors in title to premises. "Tenant" includes also representatives, and if this lease shall be validly assigned or said premises sub-let, shall include also Tenant's assignees or sub-tenants as to premises covered by such assignment or sub-lease. "Agent" shall include its successors, assigns and representatives. "Landlord" and "Tenant" include male and female, singular and plural, corporation, partnership or individual, as may fit particular parties.

Paragraph 21 Notices
--------------------

The depositing in the United States Post Office, directed to Tenant at Tenant's address shown above of any notice required or permitted under this lease to be given by Landlord to Tenant, shall be conclusive of delivery thereof to Tenant.
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                             SPECIAL STIPULATIONS

Insofar as the following stipulations conflict with any of the foregoing provisions, the following shall control.

    A.  Insurance. Landlord shall, at its cost and expense, cause the following
        ---------
insurance coverage to be provided and kept in force without lapse at any time and for any reason during the term of this Lease:

    (i) Insurance covering the premises against loss or damage by fire and lightning and such risks as are included in "Special Form" or All Risk coverage endorsements to policies covering property similar to the premises in an amount equal to 100% of the full replacement value thereof (excluding foundations and excavation costs), which names Tenant as an additional insured and which includes an endorsement waiving the right of subrogation. Notwithstanding anything contained in this lease to the contrary, regardless of whether or not Landlord causes the required insurance covering losses for such causes to be provided and kept in force and regardless of whether or not Tenant, its agents, employees, contractors or others under the control of Tenant cause such damages, Landlord shall be responsible for repairing all damages to the premises caused by fire and lightning and such risks as are customarily included in "Special Form" or All Risk coverage endorsements to policies covering property similar to the premises.

    (ii) Commercial General Liability coverage on an "Occurrence Form" basis with limits of at least $1,000,000 Each Occurrence, and $2,000,000 General Aggregate for all claims arising out of Bodily Injury, Personal Injury, and Property Damage Liability, including Contractual Liability.

    (iii) Business Auto Liability coverage for all vehicles owned by Landlord, including Non-Owned and Hired Autos, with limits of at least $1,000,000 Each Occurrence for Bodily Injury and Property Damage Liability.

    (iv) Workers Compensation coverage covering all employees, contractors and subcontractors of Landlord, as applicable, working in the State of Georgia under the statutory provisions of the Georgia Workers Compensation Act.

Landlord and Tenant expressly agree that either Landlord's failure to provide Tenant a certificate of insurance as temporary evidence of the insurance coverage required by this lease within ten (10) days from the effective date of this lease, or Landlord's failure to provide Tenant a final policy or policies of insurance evidencing the insurance coverage required by this lease within sixty (60) days from the effective date of this lease, shall render Landlord in default
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under the lease and shall entitle Tenant to exercise any applicable remedies upon default provided in the lease or allowed by law. The policies required under this section shall not be canceled without thirty (30) days' prior written notice to Tenant.

    B. Damage or Destruction. Within 30 days should said premises, or the
       ---------------------
building of which same are a part, be damaged by fire or any act of Providence, the Landlord shall cause the damaged part to be restored as soon as within 30 days reasonably practicable and hold the lease in full force and effect. From the date of such damage until the damage is restored, the rental shall abate to the proportionate extent that the damaged part bears to the whole premises. Should the damage be so great as to amount substantially to total destruction, then either Landlord or Tenant shall have the right to terminate the lease, provided that either party shall within twenty (20) days after such damage notify the other party in writing of the election to terminate this lease.

    C. Environmental Compliance. To the best of Landlord's knowledge and belief,
       ------------------------
there are no existing violations of any federal, state and local environmental laws and regulations and any amendments thereto including, but not limited to, the Comprehensive Environmental Response Compensation and Liability Act of 1980, the Superfund Amendments and Reauthorization Act of 1986, and the Resource Conservation Recovery Act of 1976. Landlord shall indemnify and hold Tenant harmless from and against any and all damages, penalties, fines, claims, liens, suits, liabilities, costs (including cleaning-up costs), judgments and expenses (including, but not limited to, attorneys', consultants' and experts' fees and expenses) of any kind and nature suffered by or asserted against Tenant as a direct or indirect result of any preexisting condition prior to the occupancy of said premises by Tenant or as a direct or indirect result of any condition or violation taking place after the termination of the lease term or Tenant's occupancy of the property. The foregoing indemnification shall survive the expiration or termination of the lease term.

    D. Increased Insurance Rates. Notwithstanding anything contained herein to
       -------------------------
the contrary, Tenant shall not be liable for any increase in insurance rates on the leased premises due to Tenant's initial occupancy thereof for the uses specified herein. Additionally, Landlord acknowledges and agrees that the proposed use does not require the physical presence of employees of Tenant at the leased premises during normal working hours, since Tenant's use as a warehouse facility will require the physical presence of Tenant's employees only
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during times of deliveries to or from the facility. Landlord represents and warrants that the demised premises are designed for and adequate for the use by Tenant as a warehouse for materials used in the production of carpet.

    E. Taxes. Tenant shall not be responsible for the payment of ad valorem
       -----
property taxes assessed against the premises.

    F. Consents. Each party agrees that to the extent any acquiescence, consent
       --------
or agreement herein is permitted or required, such acquiescence, consent or agreement should not be unreasonably withheld, delayed or denied.

    G. Quiet Enjoyment/Authority. Landlord covenants and warrants to Tenant that
       -------------------------
Landlord has full right and lawful authority to enter into and perform Landlord's obligations under this lease, that Landlord has a leasehold interest in the property pursuant to the Prior Lease, free and clear of all other contracts, leases, tenancy agreements, restrictions, violations, encumbrances or defects in title of any nature whatsoever that would restrict the use or enjoyment of Tenant of the premises.

    H. Brokerage Commission. Tenant shall have no responsibility for any
        -------------------
commission payable to any broker in connection with the execution of this lease.

    I. Mutual Indemnification. Tenant hereby indemnifies Landlord for any bodily
       ----------------------
injury or property damage of any third parties by reason of Tenant's negligence, and the negligence of its employees, agents, servants or contractors, in its use or occupancy of the leased premises. Landlord hereby indemnifies Tenant for any bodily injury or property damage of any third parties by reason of Landlord's negligence and the negligence of its employees, agents, servants or contractors, in its maintenance, use or occupancy of the leased premises.

    J. Sprinkler system. As a precondition to the effectiveness of this lease
       ----------------
Landlord agrees to keep the sprinkler system in working order as required by Tenant's insurance carrier, and to not turn off the water supply to the sprinkler system other than for routine maintenance.

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    IN WITNESS WHEREOF, the parties hereto have executed this lease as of the day and year first above written.

                                  LANDLORD:
                                  INTERMARK USA, INC.

Signed, sealed and delivered
In the presence of

                                  BY: /s/ Drennon Crutchfield
-----------------------------         ------------------------------
WITNESS

/s/ Mary Smith                    ATTEST:
-----------------------------             --------------------------
NOTARY PUBLIC


                                  TENANT:

SIGNED, SEALED AND DELIVERED      ALADDIN MANUFACTURING CORPORATION
IN THE PRESENCE OF:

                                  BY: /s/ Sal Perillo
-----------------------------         ------------------------------
WITNESS


/s/ Mary Pritchard                ATTEST:
-----------------------------             --------------------------
NOTARY PUBLIC
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                           RIDER TO INTERMARK U.S.A.



A.  Aladdin Manufacturing Corporation.

B. In case this lease is terminated and/or Tenant is dispossessed from the Premises on account of Tenant's default hereunder, Landlord agrees to use good-faith, commercially reasonable efforts to re-let same and to otherwise mitigate damages.

C.  Within 5 working days.

D.  Within 30 days.

E.  Aladdin Manufacturing Corporation.